Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 07/15/2004


Blended Coupon 6.4417%


Excess Protection Level
3 Month Average   5.64%
May, 2000   5.67%
April, 2000   5.39%
March, 2000   5.85%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 8.96%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,987,826,445.03